Exhibit 10.2

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (hereinafter, this “Agreement”) is entered into as of December 19, 2017, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”) and the LENDERS party hereto (the “Lenders”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Agreement have the meanings assigned to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, Borrower, the Guarantors, Wilmington Trust, National Association, as Administrative Agent and Collateral Trustee, and the lenders party thereto from time to time have entered into that certain 1.75 Lien Term Loan Credit Agreement, dated as of March 15, 2017 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has notified the Lenders that it is projecting that it will fail to (a) make the interest payment due on December 20, 2017 under the Credit Agreement, (b) make the payment due on December 29, 2017 under the Junior Lien Credit Agreement and (c) maintain (i) the minimum liquidity required under Section 7.11(a) of the First Lien RBL Credit Agreement as of the last day of the fiscal quarter ended December 31, 2017, (ii) the Interest Coverage Ratio required under Section 7.11(b) of the First Lien RBL Credit Agreement as of the last day of the fiscal quarter ended December 31, 2017 and (iii) the leverage ratio required under Section 7.11(c) of the First Lien RBL Credit Agreement as of the last day of the fiscal quarter ended December 31, 2017, which will, upon the occurrence thereof, in each case, result directly or indirectly in the occurrence of an Event of Default under clauses (b), (e) and (f) of Article VIII of the Credit Agreement (the “Specified Events of Default” and each individually, a “Specified Event of Default”);

WHEREAS, the Borrower has requested that the Lenders forbear from exercising their rights and remedies under the Loan Documents arising as a result of the Specified Events of Default; and

WHEREAS, the Majority Lenders have agreed to forbear from exercising their rights and remedies upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

Specified Events of Default

1.01 Effect of Specified Events of Default. Each Credit Party hereby acknowledges, confirms and agrees that (a) the Borrower may fail to (i) make the interest payment due on December 20, 2017 under the Credit Agreement, (ii) make the payment due on December 29,

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2017 under the Junior Lien Credit Agreement and (ii) maintain (A) the minimum liquidity required under Section 7.11(a) of the First Lien RBL Credit Agreement as of the last day of the fiscal quarter ended December 31, 2017, (B) the Interest Coverage Ratio required under Section 7.11(b) of the First Lien RBL Credit Agreement as of the last day of the fiscal quarter ended December 31, 2017 and (C) the leverage ratio required under Section 7.11(c) of the First Lien RBL Credit Agreement as of the last day of the fiscal quarter ended December 31, 2017 and (b) upon the occurrence thereof, each of the Specified Events of Default will constitute, directly or indirectly, an Event of Default under and as defined in the Credit Agreement, entitling the Lenders to exercise their rights and remedies under the Loan Document.

1.02 No Other Known Defaults. Each party hereto acknowledges that, as of the date of this Agreement, it has no knowledge of the existence on the date hereof of any Defaults or Events of Default other than the Specified Events of Default.

ARTICLE II

Forbearance; Certain Agreements

2.01 Forbearance. Subject to the satisfaction of each condition precedent set forth in Article III hereof, and in reliance upon the representations, warranties and covenants of the Borrower and the Guarantor contained in this Agreement and subject to the other terms and conditions of this Agreement, the Lenders hereby agree to forbear from exercising any of their rights and remedies under the Loan Documents against any Credit Party arising as a result of the Specified Events of Default (the “Forbearance”), until the earlier to occur of (a) 11:59 p.m. (central time) on January 15, 2018, (b) the occurrence or existence of a Default or Event of Default other than the Specified Events of Default, (c) the occurrence of any default in the performance by the Borrower or any other Credit Party with respect to the obligations and covenants under this Agreement, (d) any forbearance granted under the First Lien RBL Documents, the Senior Secured Notes Documents, or the Junior Lien Documents ceasing to be effective or otherwise terminates, (e) the Borrower fails to exercise commercially reasonable efforts to promptly pay the Lenders’ reasonable and documented professional fees and expenses to the extent incurred and invoiced during the Forbearance Period (as defined below) and (f) the date this Agreement otherwise terminates pursuant to the terms and conditions set forth herein (the “Forbearance Termination Date” and, the period during which the Forbearance is in effect in accordance with the terms of this Agreement, the “Forbearance Period”); provided, however, that the Forbearance Period shall immediately terminate if the Borrower or any of its affiliates (i) declare an intention or take any action in furtherance of making any payment on account of (x) the Junior Lien Credit Agreement or (y) the Existing Unsecured Notes.

2.02 No Waiver; Reservation of Rights. Nothing contained in this Agreement shall be construed as a waiver or forgiveness by any Lender of any Specified Event of Default, as a cure of any Specified Event of Default, or, except as otherwise expressly provided herein, as a limitation or restriction of the rights of the Lenders to exercise any available right or remedy in accordance with the Loan Documents (x) with respect to any Specified Event of Default or (y) with respect to any other Default or Event of Default under and as defined in the Credit Agreement, whether now existing or hereafter occurring, as against or with respect to any Person, including the Borrower and the Guarantor. The Forbearance and the Forbearance Period shall automatically terminate on the Forbearance Termination Date without further notice, and at any time from and after the Forbearance Termination Date, the Lenders shall be entitled to exercise their rights and remedies under the Loan Documents without further notice, including with respect to any Specified Event of Default.

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2.03 Binding Effect of Loan Documents. Except as limited and/or modified by this Agreement, the Loan Documents shall be deemed to be in full force and effect, including during the Forbearance Period, and all provisions of the Loan Documents relating to the rights and remedies of the Lenders shall continue to be in effect until such time as all Obligations have been finally paid in full in cash and the Credit Agreement has been terminated in accordance with the terms thereof.

ARTICLE III

Conditions Precedent

The Forbearance shall be effective when (a) the Borrower shall have received one or more counterparts of this Agreement, duly executed and delivered by the Credit Parties and the Lenders and (b) the Borrower shall have paid the Lenders’ accrued and unpaid professional fees and expenses to the extent previously invoiced prior to the date hereof.

ARTICLE IV

No Waiver; Acknowledgement and Reaffirmation

4.01 No Waiver. Nothing contained herein shall be construed as a waiver by any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Agreement, or of any other contract or instrument between the Credit Parties, on the one hand, and the Lenders, on the other hand, and the failure by the Lenders at any time or times hereafter to require strict performance by the Borrower or any other Credit Party of any provision thereof shall not waive, affect or diminish any right of the Lenders to thereafter demand strict compliance therewith. The Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Agreement and any other contract or instrument between the Credit Parties, on the one hand, and the Lenders, on the other hand. This Agreement is not to be construed as a cure, waiver or forgiveness of the Specified Events of Default or of any other Default or Event of Default under and as defined in the Credit Agreement now existing or hereafter arising.

4.02 Reaffirmation of Security Interests. Each Credit Party hereby acknowledges, confirms and agrees that (a) pursuant to the Loan Documents, the Collateral Trustee, for the benefit of the Secured Parties, holds first priority, fully enforceable, nonavoidable, valid and duly perfected security interests in and Liens upon the Collateral, subject only to Liens permitted under Section 6.07 of the Credit Agreement, and (b) such security interests and Liens secure all of the Obligations now or hereafter incurred. Each Credit Party hereby reaffirms its obligations under each of the Security Instruments, in each case as amended or modified to date, to which it is a party.

ARTICLE V

Ratifications, Representations and Warranties

5.01 Ratifications. For the period during which the Forbearance is effective, the terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and

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provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Credit Party hereby agrees that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. Each Credit Party hereby represents and warrants to the Lenders that (a) the execution, delivery and performance of this Agreement have been authorized by all requisite corporate action on the part of the Borrower and will not violate the organizational documents or governing documents of such Credit Party; (b) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to any earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; (c) other than the Specified Events of Default, no Default or Event of Default under and as defined in the Credit Agreement has occurred and is continuing; (d) other than the Specified Events of Default, the Credit Parties are in full compliance with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, unless such compliance has been specifically waived in writing by the Lenders (or at least the required percentage thereof); and (e) such Credit Party has not amended its organizational documents or governing documents since the Effective Date of the Credit Agreement.

ARTICLE VI

Miscellaneous Provisions

6.01 Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement.

6.02 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.03 Successors and Assigns; No Third Party Beneficiaries. This Agreement is binding upon and shall inure to the benefit of each party hereto and their respective successors and assigns, provided that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Except as expressly provided in the preceding sentence, neither this Agreement nor any of the provisions hereof shall inure to the benefit of any Person other than the parties hereto.

6.04 No Duress. This Agreement has been entered into without force or duress, of the free will of each Credit Party and such Credit Party’s decision to enter into this Agreement is a fully informed decision and such Credit Party is aware of all legal and other ramifications of such decision.

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6.05 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart to this Agreement.

6.06 Effect of Waiver. No consent or waiver, express or implied, by the Lenders (or any portion thereof) to or for any breach of or deviation from any covenant or condition by the Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.07 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

6.08 APPLICABLE LAW. THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.09 FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH PARTY HERETO.

6.10 RELEASE. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” (AS DEFINED IN THE CREDIT AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY LENDER. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH LENDER, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (THE “RELEASEES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY (“CLAIMS”), ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH SUCH CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST ANY

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SUCH RELEASEE, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, IN CONNECTION WITH THE CREDIT AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, OTHER THAN ANY SUCH LIABILITIES, OBLIGATIONS, CLAIMS, CAUSES OF ACTION OR SUITS RESULTING FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF ANY LENDER, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL NON-APPEALABLE JUDGMENT.

6.11 COVENANT NOT TO SUE. EACH CREDIT PARTY HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASEE THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASEE ON THE BASIS OF ANY CLAIM RELEASED, REMISED AND DISCHARGED BY SUCH CREDIT PARTY PURSUANT TO SECTION 6.10 ABOVE. IF ANY CREDIT PARTY VIOLATES THE FOREGOING COVENANT, SUCH CREDIT PARTY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, AND ITS PRESENT AND FORMER SHAREHOLDERS, AFFILIATES, SUBSIDIARIES, DIVISIONS, PREDECESSORS, DIRECTORS, OFFICERS, ATTORNEYS, EMPLOYEES, AGENTS AND OTHER REPRESENTATIVES, AGREES TO PAY, IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASEE MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY ANY RELEASEE AS A RESULT OF SUCH VIOLATION.

6.12 Reviewed by Attorneys. Each Credit Party represents and warrants to the Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as such Credit Party may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

6.13 Loan Document. This Agreement shall be deemed to constitute a Loan Document for all purposes and in all respects.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

BORROWER:

EXCO RESOURCES, INC.

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

EXCO HOLDING (PA), INC.
EXCO PRODUCTION COMPANY (PA), LLC
EXCO PRODUCTION COMPANY (WV), LLC
EXCO RESOURCES (XA), LLC
EXCO SERVICES, INC.
EXCO MIDCONTINENT MLP, LLC
EXCO PARTNERS GP, LLC
EXCO PARTNERS OLP GP, LLC
EXCO HOLDING MLP, INC.
EXCO LAND COMPANY, LLC

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

EXCO OPERATING COMPANY, LP

By: EXCO Partners OLP GP, LLC, its general partner

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

EXCO - Forbearance Agreement	Signature Page

EXCO GP PARTNERS OLD, LP

By: EXCO Partners GP, LLC, its general partner

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

RAIDER MARKETING GP, LLC

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

RAIDER MARKETING, LP

By: Raider Marketing GP, LLC its general partner

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

EXCO - Forbearance Agreement	Signature Page

ADVENT CAPITAL (NO 3) LTD
BRIT INSURANCE (GIBRALTAR) PCC LIMITED
BRIT SYNDICATES LIMITED
FEDERATED INSURANCE COMPANY OF CANADA
NORTHBRIDGE GENERAL INSURANCE CORPORATION
CLEARWATER SELECT INSURANCE COMPANY
NEWLINE CORPORATE NAME LIMITED (SYNDICATE)
ODYSSEY REINSURANCE COMPANY
TIG INSURANCE COMPANY
WENTWORTH INSURANCE COMP ANY LTD.
ZENITH INSURANCE COMPANY
FAIRFAX FINANCIAL HOLDINGS MASTER TRUST FUND

as Lenders

By: Hamblin Watsa Investment Counsel Ltd., its Investment Manager

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Chief Operating Officer

ENERGY STRATEGIC ADVISORY SERVICES LLC

as a Lender

By:	/s/ Jonathan Siegler
Name: Jonathan Siegler
Title: Chief Financial Officer

GEN IV INVESTMENT OPPORTUNITIES, LLC

as a Lender

By:	/s/ Paul Segal
Name: Paul Segal
Title: President

VEGA ASSET PARTNERS, LP

as a Lender

By:	/s/ Paul Segal
Name: Paul Segal
Title: Manager

Signature Page